TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information for Class A, Class C, Class I, Class I2 and Class T2 Shares

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Transamerica Capital Growth

Effective as of October 18, 2019, the management fee schedule, sub-advisory fee schedule and expense limitation arrangement will be revised as described herein.

MANAGEMENT FEES:

Effective as of October 18, 2019, the management fee schedule paid by the fund will be lowered as described below.

Transamerica Asset Management, Inc. (“TAM”) will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $1.5 billion	0.7075%
Over $1.5 billion up to $3 billion	0.6415%
Over $3 billion up to $5 billion	0.63%
In excess of $5 billion	0.58%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Class	A	C	I	I2	T2
Management fees[1]	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other expenses	0.18%	0.17%	0.18%	0.07%	0.06%

Total annual fund operating expenses	1.13%	1.87%	0.88%	0.77%	1.01%

[1]	Management fees have been restated to reflect a reduction in management fees effective October 18, 2019.

The “Example” table included in the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$659	$889	$1,138	$1,849
Class C	$290	$588	$1,011	$2,190
Class I	$90	$281	$488	$1,084
Class I2	$79	$246	$428	$954
Class T2	$400	$612	$841	$1,499

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$659	$889	$1,138	$1,849
Class C	$190	$588	$1,011	$2,190
Class I	$90	$281	$488	$1,084
Class I2	$79	$246	$428	$954
Class T2	$400	$612	$841	$1,499

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectuses:

Transamerica Capital Growth: Effective October 18, 2019, the management fee is 0.7075% of the first $1.5 billion; 0.6415% over $1.5 billion up to $3 billion; 0.63% over $3 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets. Prior to October 18, 2019, the management fee was 0.83% of the first $500 million; and 0.705% in excess of $500 million in average daily net assets.

EXPENSE LIMITATION:

Effective as of October 18, 2019, the fund’s contractual waiver arrangements with respect to Class A, Class C, Class I, Class I2 and Class T2 shares will be extended until March 1, 2021.

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SUB-ADVISORY FEES:

Effective as of October 18, 2019, the sub-advisory fee schedule paid by TAM to the fund’s sub-adviser will be lowered as described below.

The following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Capital Growth(1)	Morgan Stanley Investment Management Inc.	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion

(1)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the fund, Transamerica Morgan Stanley Capital Growth VP, Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is advised by Morgan Stanley Investment Management Inc. and the portion of the assets of Transamerica Large Growth that are sub-advised by Morgan Stanley Investment Management Inc.

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Investors Should Retain this Supplement for Future Reference

October 18, 2019